INCOME TAXES	12 Months Ended
Mar. 31, 2017
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
13.	INCOME TAXES

Components of net (loss) income before income taxes consists of the following:

	March 31	March 31
	2017	2016
	$	$
U.S.	(6,056,384)	(3,036,142)
Canada	(2,013,018)	(3,670,265)
	(8,069,402)	(6,706,407)
Net (loss) for the year before recovery of income taxes	(8,069,402)	(6,706,407)
Statutory rate	35%	35%
Expected income tax (recovery) expense	(2,824,291)	(2,347,242)
Tax rate changes and other basis adjustments	44,238	195,108
Stock-based compensation	350,683	512,693
Non-deductible expense	(132,076)	(12,073)
Net DTA acquired	(546,122)	-
Change in valuation allowance	3,107,568	1,651,514
Recovery of income taxes	-	-

The following deferred tax assets have not been recognized. Deferred tax reflects the tax effects of temporary differences that gave rise to significant portions of deferred tax assets and liabilities and consisted of the following:

	March 31,	March 31,
	2017	2016
	$	$
Equipment	73,520	52,331
Share issue costs	1,456	3,586
SR&;ED pool	464,746	400,557
Other	629,266	215,202
Non-capital losses – Canada	2,067,203	1,587,439
Net operating losses – U.S.	4,534,710	589,491
Valuation allowance	(5,956,118)	(2,848,606)
	1,814,783	-
Intangibles and other	(1,814,783)	-
	-	-

The Company has non-capital losses in its Canadian subsidiary of approximately $7,800,000, which will expire between 2031 and 2037. The Company has net operating losses in the U.S. parent Company of $3,513,000, and net operating losses in the U.S. subsidiary of approximately $8,620,000, which will expire in 2037.

Income taxes are provided based on the liability method, which results in deferred tax assets and liabilities arising from temporary differences. Temporary differences are differences between the tax basis of assets and liabilities and their reported amounts in the consolidated financial statements that will result in taxable or deductible amounts in future years. The liability method requires the effect of tax rate changes on current and accumulated deferred taxes to be reflected in the period in which the rate change was enacted. The liability method also requires that deferred tax assets be reduced by a valuation allowance unless it is more likely than not that the assets will be realized.

The Company recognizes the financial statement benefit of a tax position only after determining that the relevant tax authority would more likely than not sustain the position following an audit. For tax positions meeting the more-likely-than-not threshold, the amount recognized in the consolidated financial statements is the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant tax authority. The Company recognizes interest accrued on uncertain tax positions as well as interest received from favorable tax settlements within interest expense. The Company recognizes penalties accrued on unrecognized tax benefits within general and administrative expenses. As of March 31, 2017, the Company had no uncertain tax positions.

In many cases the Company’s uncertain tax positions are related to tax years that remain subject to examination by tax authorities. The following describes the open tax years, by major tax jurisdiction, as of March 31, 2017:

United States – Federal	2013 – present
United States – State	2013 – present
Canada – Federal	2012 – present
Canada – Provincial	2012 – present